ACQUISITIONS AND INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Estimated Fair Value of Net Assets Acquired and Liabilities Assumed at Acquisition Dates

Purchase Price Allocation.   The following table summarizes the estimated fair value of the net assets acquired and the liabilities assumed at the acquisition dates. The 2012 allocations are considered final, except for the resolution of certain contingencies all of which existed at the acquisition date, primarily related to working capital settlement, sales tax exposures and income tax accounts, which will be resolved when final returns are filed related to the acquired entities. Estimates for these items have been included in the purchase price allocations and will be finalized prior to the one year anniversary date of the acquisitions.

	December 31,
	2012	2011
	(In millions)
Current assets	$21.3	$14.1
Property and equipment	1.2	4.2
Other assets	0.1	0.1
Identifiable intangible assets (1)	524.7	52.2
Indefinite lived intangible assets	158.8	-
Goodwill (2)	321.3	75.6
Total assets acquired	1,027.4	146.2
Total liabilities assumed	(7.4)	(13.8)
Non-controlling interest	(2.7)	-
Net assets acquired	$1,017.3	$132.4

(1)	Identifiable intangible assets are further disaggregated in the following table.

(2)	Of the goodwill resulting from 2012 and 2011 acquisitions, $309.3 million and $44.7 million, respectively, is tax deductible.

Acquired Intangible Assets Fair Value and Weighted-Average Useful Life

The primary reasons the purchase price of these acquisitions exceeded the fair value of the net assets acquired, which resulted in the recognition of goodwill, were future tax savings which are not recorded apart from goodwill, expanded growth opportunities from new or enhanced product offerings, cost savings from the elimination of duplicative activities, and the acquisition of an assembled workforce that are not recognized as assets apart from goodwill.

	December 31,
	2012		2011
Intangible asset category	Fair value	Weighted- average useful life	Fair value	Weighted- average useful life
	(in millions)	(in years)	(in millions)	(in years)
Customer relationships	$4.5	8.7	$29.9	8.8
Acquired software and technology	0.7	5.7	13.4	4.2
Purchased data files	508.8	15.0	3.2	5.2
Non-compete agreements	10.3	4.9	2.3	3.7
Trade names and other intangible assets	0.4	5.0	3.4	5.5
Total acquired intangibles	$524.7	14.7	$52.2	6.9

Business Acquisition, Pro Forma Information

Pro Forma Financial Information. The following table presents unaudited consolidated pro forma information as if our acquisition of CSC Credit Services’ business had occurred at the beginning of the earliest year presented. The pro forma amounts may not be necessarily indicative of the operating revenues and results of operations had the acquisition actually taken place at the beginning of the earliest year presented. Furthermore, the pro forma information may not be indicative of future performance.

	Twelve Months Ended December 31,
	2012		2011
	As Reported	Pro Forma	As Reported	Pro Forma
	(In millions, except per share data)
Operating revenues	$2,073.0	$2,196.2	$1,893.2	$2,003.6
Net income attributable to Equifax	$272.1	$309.9	$232.9	$263.6
Income from continuing operations per share (basic)	$2.22	$2.54	$1.89	$2.14
Income from continuing operations per share (diluted)	$2.18	$2.48	$1.86	$2.11
Net income per share (basic)	$2.27	$2.58	$1.91	$2.16
Net income per share (diluted)	$2.22	$2.53	$1.88	$2.13